Exhibit 32

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel C. Montano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of CardioVascular BioTherapeutics, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of the Company.

Date: June 26, 2007	By:	/s/ DANIEL C. MONTANO
	Name: Title:	Daniel C. Montano Co-President and Chief Executive Officer

I, Mickael A. Flaa, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of CardioVascular BioTherapeutics, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of the Company.

Date: June 26, 2007	By:	/s/ MICKAEL A. FLAA
	Name: Title:	Mickael A. Flaa Chief Financial Officer

Signed originals of these written statements required by Section 906 of the Sarbanes-Oxley Act of 2002 have been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

These certifications accompany the Form 10-K/A to which they relate, are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of this Form 10-K/A, irrespective of any general incorporation language contained in such filing.